Trade and other receivables	12 Months Ended
Mar. 31, 2026
Trade and other receivables [abstract]
Trade and other receivables
8. Trade and other receivables

	As of March 31,
	2026		2025
Current
Trade and other receivables, gross	Rs.	103,066	Rs.	91,898
Less: Allowance for credit losses		(1,847)		(1,478)
Trade and other receivables, net	Rs.	101,219	Rs.	90,420

Pursuant to certain arrangements with banks, the Company has periodically sold to these bank
s
certain of its trade receivables forming part of its Global Generics segment, on a non-recourse basis. The receivables sold were mutually agreed upon with the respective bank after considering the creditworthiness and contractual terms with the customer. The Company has transferred substantially all the risks and rewards of ownership of such receivables sold to the respective bank, and accordingly, the same were derecognized in the statements of financial position. As of March 31, 2026 and 2025, the amount of trade receivables de-recognized pursuant to the aforesaid arrangement was Rs.2,626 and Rs.4,092, respectively.

In accordance with IFRS 9, the Company uses the expected credit loss (“ECL”) model for measurement and recognition of impairment loss on its trade receivables or any contractual right to receive cash or another financial asset that result from transactions that are within the scope of IFRS 15. For this purpose, the Company uses a provision matrix to compute the expected credit loss amount for trade receivables. The provision matrix takes into account external and internal credit risk factors and historical data of credit losses from various customers.

The details of changes in allowance for credit losses during the years ended March 31, 2026 and 2025, are as follows:

	For the Year Ended March 31,
	2026		2025
Balance at the beginning of the year	Rs.	1,478	Rs.	1,451
Provision made during the year, net of reversals		346		159
Trade and other receivables written off & exchange differences		23		(132)
Balance at the end of the year	Rs.	1,847	Rs.	1,478